SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) August 9, 1996


                           SEARS ROEBUCK ACCEPTANCE CORP.

                 (Exact name of registrant as specified in charter)



   Delaware               1-4040                     51-0080535
(State or Other          (Commission              (IRS Employer
Jurisdiction of          File Number)          Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (302) 888-3112



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Item 5.          Other Events.

                 On August 2, 1996, Registrant executed a Pricing Agreement with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (the "Pricing Agreement"), as the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 6.90% Notes due August 1, 2003 pursuant to an Underwriting Agreement executed August 2, 1996, with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, relating to debt securities.


Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

Exhibit No.

   1.1 Pricing Agreement, dated August 2, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

   1.2 Underwriting Agreement, dated August 2, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

   4             Form of 6.90% Note.

   5 Opinion of Robert J. Pence dated August 9, 1996, relating to the validity of $250,000,000 aggregate principal amount of 6.90% Notes due August 1, 2003.

   23            Consent of Robert J. Pence (included in Exhibit 5).

                                     SIGNATURES





                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS ROEBUCK ACCEPTANCE CORP.




Date:  August 9, 1996                     By:     /S/Stephen D. Carp
                                                  Stephen D. Carp
                                                  Vice President, Finance
                                                  and Assistant Secretary

                                    EXHIBIT INDEX

Exhibit No.

   1.1 Pricing Agreement, dated August 2, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

   1.2 Underwriting Agreement, dated August 2, 1996, among Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

   4             Form of 6.90% Note.

   5 Opinion of Robert J. Pence dated August 9, 1996, relating to the validity of $250,000,000 aggregate principal amount of 6.90% Notes due August 1, 2003.

   23            Consent of Robert J. Pence (included in Exhibit 5).